First Quarter 2026 Earnings Supplement Angel Oak Mortgage REIT, Inc.

Important Notices 2 References herein to our “Company,” “AOMR,” “we,” “us,” or “our” refer to Angel Oak Mortgage REIT, Inc. and its subsidiaries, including Angel Oak Mortgage Operating Partnership, LP (the “Operating Partnership”), unless the context requires otherwise. Unless otherwise indicated, the term “Angel Oak” refers coll ectively to Angel Oak Capital Advisors, LLC (“Angel Oak Capital”) and its affiliates, including Falcons I, LLC, our external manager (our “Manager”), Angel Oak Companies, LP (“Angel Oak Companies ”), and the proprietary mortgage lending platform of its affiliate , Angel Oak Mortgage Solutions LLC ( “Angel Oak Mortgage Lending”). References to “AOMT” refer to Angel Oak Mortgage Trust, Ang el Oak’s securitization platform, including its subsidiaries and affiliates. References to “MM” mean in millions. References to “UPB” mean unpaid principal balance. References to “Closed End Seconds” mean residential mortgage loans that are subordinate to the primary or first lien mortgage loans on a residential property. References to “HELOCs” are defined as home equity lines o f credit, which are lines of credit secured by a residential property owned by the borrower. References to “CLTV” mean combined loan -to-value ratio, which is calculated as the primary or first lien mortgage loan amount plus any additional borrowings secured by the property (such as a Closed -End Second or HELOC) divided by the estimated value of the property. This presentation has been prepared by the Company solely for your information and may not be reproduced or redistributed, in whole or in part, to any other person. The information contained in this presentation is provided to you as a summary as of the date of this presentation and is subject to change without not ice. The Company does not undertake any obligation to update this presentation to reflect actual events, circumstances or changes in expectations. This presentation was prepared based upon in formation believed to be reliable. However, the Company does not make any representation or warranty with regard to the accuracy or completeness of the information herein and some of such information was obtained from published sources or ot her third parties without independent verification. This presentation contains certain forward -looking statements that are subject to various risks and uncertainties, including, wi thout limitation, statements relating to the performance of our investments. Forward -looking statements are generally identifiable by use of forward -looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or by the negative of these words and phrases or other similar words or expressions. Forward -looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward-looking information. Our ability to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although we believe that such forward -looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward -looking statements. Factors that could have a material adverse effect on future results and performance relative to those set forth in or implied by the related forward-looking statements, as well as on our business, financial condition, liquidity, results of operations and prospects, inc lude, but are not limited to: (see next page): Angel Oak Mortgage REIT, Inc.

Important Notices 3 • the effects of adverse conditions or developments in the financial markets and the economy upon our ability to acquire target assets such as non -qualified residential mortgage (“non- QM”) loans, including those sourced from Angel Oak’s proprietary mortgage lending platform, Angel Oak Mortgage Lending; • the level and volatility of prevailing interest rates and credit spreads; • changes in our industry, inflation, interest rates, business strategies, target assets, the debt or equity markets, the gener al economy (or in specific regions) or the residential real estate finance and real estate markets specifically; • general volatility of the markets in which we invest; • changes in the availability of attractive loans and other investment opportunities, including non -QM loans sourced from Angel Oak Mortgage Lending; • the ability of our Manager to locate suitable investments for us, manage our portfolio, and implement our strategy; • our ability to profitably execute securitization transactions; • our ability to obtain and maintain financing arrangements on favorable terms, or at all; • the adequacy of collateral securing our investments and a decline in the fair value of our investments; • the timing of cash flows, if any, from our investments; • the operating performance, liquidity, and financial condition of borrowers; • increased rates of default and/or decreased recovery rates on our investments; • changes in prepayment rates on our investments; • the departure of any of the members of senior management of the Company, our Manager, or Angel Oak; • the availability of qualified personnel; • conflicts with Angel Oak, including our Manager and its personnel, including our officers, and entities managed by Angel Oak; • events, contemplated or otherwise, such as acts of God, including hurricanes, wildfires, earthquakes, and other natural disas ters, including those resulting from global climate change, pandemics, acts of war or terrorism, the initiation or escalation of military conflicts, and others that may cause unanticipa ted and uninsured performance declines, disruptions in markets, volatility in prevailing interest rates, and/or losses to us or the owners and operators of the real estate securing our investments; • the occurrence of certain geopolitical events (including global trade disputes related to tariffs) that affect the normal and peaceful course of international relations; • impact of and changes in governmental regulations, tax laws and rates, accounting principles and policies and similar matters ; • the level of governmental involvement in the U.S. mortgage market; • future changes with respect to the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation in the mor tgage market and related events, including the lack of certainty as to the future roles of these entities and the U.S. Government in the mortgage market and changes to legislation and regulations affecting these entities; • effects of hedging instruments on our target assets and our returns, and the degree to which our hedging strategies may or ma y not protect us from interest rate volatility; • our ability to make distributions to our stockholders in the future at the level contemplated by our stockholders or the mark et generally, or at all; • our ability to continue to qualify as a real estate investment trust for U.S. federal income tax purposes; and • our ability to maintain our exclusion from regulation as an investment company under the Investment Company Act of 1940, as a mended. Readers are cautioned not to place undue reliance on any of these forward -looking statements, which reflect our management’s vie ws only as of the date of this presentation. Actual results and performance may differ materially from those set forth in or implied by our forward -looking statements. New risks and uncertaint ies arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by applicable law, we assume no obligation, and do not intend to, update or otherwise revise any of our forward -looking statements, whether as a result of new information, future events or otherwise. Angel Oak Mortgage REIT, Inc.

Q1 2026 Highlights & Financial Results 4

Financial Results 5 • Q1 2026 NII of $12.1MM, an expansion of $2MM, or 20%, versus Q1 2025 NII of $10.1MM • Q1 2026 NII expanded $1.2MM, or 11%, versus Q4 2025 NII of $10.9MM Q1 26 Net Interest Income (“NII”) Declared dividend of $0.32 / common share to be paid on May 29, 2026 Dividend • GAAP Net Loss: ($7.4MM) • GAAP Diluted EPS: ($ 0 .30 ) / common share • Distributable Earnings: $4.6MM • Dist. EPS: $ 0.18 / common share Q1 26 GAAP & Distributable Earnings 1 • GAAP BV: $10.31 / common share • Economic BV: $12.28 / common share Q1 26 GAAP / Economic Book Value (“BV”) 1 1 See Appendix for definition and reconciliation to comparable GAAP metrics. 2 Based on % of unpaid principal balance that is 90+ days delinquent across Whole Loans, RMBS, and Residential Loans In Securitization Trust KEY COMMENTARY • Q1 2026 interest income of $40.7MM demonstrates an increase of 24% versus Q1 2025 interest income of $32.9MM and an increase of 4% versus Q4 2025 interest income of $39.0MM • Q1 2026 GAAP net loss of ($7.4MM), or ($0.30) per diluted share of common stock; net loss driven by unrealized valuation decreases in residential loan and securitized loan portfolios • GAAP Book Value decreased 4.0% and Economic Book Value decreased 3.3% as of the end of Q1 2026 versus the end of 2025, driven by unrealized valuation headwinds • Executed the AOMT 2026-2 securitization in March as the sole contributor of loans, contributing loans with a total scheduled unpaid principal balance of $272.3MM • Purchased $246.2MM of loans with a weighted average coupon (“WAC”) of 7.34%, a weighted average combined loan-to-value ratio (“CLTV”) of 67.1%, and a weighted average non-zero credit score of 759 in Q1 2026 • The weighted average 90+ day delinquency rate across residential whole loans, loans in securitization trust, and RMBS portfolios was 2.68% 2 as of the end of Q1 2026, an increase of 49 basis points compared to 2.18% as of the end of 2025 and a decrease of 3bps compared to 2.71% as of the end of Q1 2025 Angel Oak Mortgage REIT, Inc. Net Interest Income expanded by 20 % and 11% versus Q1 2025 and Q4 2025, respectively

Net Interest Income and Average Asset Balances 6Angel Oak Mortgage REIT, Inc. $000s Interest Income / Expense Average Balance Interest Income / Expense Average Balance Interest Income Residential Mortgage Loans 5,617$ 334,781$ 5,281$ 304,007$ Residential Mortgage Loans in Securitization Trust 30,426 2,100,639 23,104 1,685,423 Commercial Mortgage Loans 102 5,186 108 5,210 RMBS and Majority-Owned Affiliate 3,975 130,632 3,651 145,289 CMBS 226 4,799 269 5,752 US Treasury Securities - - 38 4,167 Other Interest Income 349 36,839 416 38,630 Total Interest Income 40,694$ 32,867$ Interest Expense Notes Payable 2,824$ 260,637$ 3,762$ 240,628$ Non-Recourse Securitization Obligation 22,541 1,933,249 16,843 1,574,110 Repurchase Facilities 733 56,260 863 62,631 Senior Unsecured Notes 2,486 89,137 1,312 47,803 Total Interest Expense 28,584$ 22,780$ Net Interest Income 12,110$ 10,087$ Q1 2025Q1 2026

Recourse Debt to Equity Trend 7 1 Recourse debt excludes Non -Recourse Financing Obligations, collateralized by residential loans in securitization trusts Notes Payable vs. Recourse Debt 1 to Equity Trend ($ millions) Angel Oak Mortgage REIT, Inc. KEY COMMENTARY ▪ As of March 31, 2026 , our Recourse Debt to Equity Ratio was approximately 1.3x – Our Recourse Debt to Equity Ratio is expected to remain below 2.5x going forward $101 $333 $129 $360 $119 $343 $219 $192 1.2x 1.8x 1.0x 2.3x 1.1x 1.9x 1.4x 0.9x 0.7x 3.0x 1.0x 1.3x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x $0 $200 $400 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Notes Payable Total Recourse Debt to Equity Recourse Debt to Equity excl. T-Bill Repurchase Agreements and/or Post Quarter-End Securitization Activity, if any

AOMR 2026 -2 Securitization 8 KEY COMMENTARY • $272.3MM Securitization; Face Value of securities sold $258.7MM • The AAA rated bonds priced at a 113bps spread over the Treasury yield curve • 7.11% weighted average coupon of loans • The A1 through A3 tranches were sold as well as the majority of the M1 tranche; the Company retains the economics of the unsold tranches • Weighted average non-zero credit score: 757; weighted average CLTV: 70.7% 2026 -2 Securitization Details at Issuance Angel Oak Mortgage REIT, Inc. In March 2026, AOMR was the sole participant in the $272.3MM AOMT 2026 -2 securitization and contributed loans with a 7.11% Weighted Average Coupon. Class Total Balance Balance Sold Initial Coupon Fair Market Value A1 $156,722,332 $156,722,332 4.69% $156,721,548 A1 - FCF $35,000,001 $35,000,001 4.63% $34,999,941 A1 - LCF $11,666,667 $11,666,667 4.80% $11,666,269 A2 $19,059,000 $19,059,000 5.05% $19,058,642 A3 $26,002,000 $26,002,000 5.20% $26,001,854 M1 $11,572,000 $10,211,000 5.45% $11,571,710 B1 $10,483,000 6.63% $10,292,086 B2 $1,497,000 6.63% $1,386,020 B3 $272,936 6.63% $236,991 XS $272,274,936 N/A $10,682,517 A-IO-S $272,274,936 N/A $1,925,991 Total $272,274,936 $258,661,000 $284,543,570

183 439 201 426 294 246 1,697 1,672 1,903 1,862 2,077 2,250 321 419 383 256 305 238 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Residential Whole Loans Residential Loans in Securitization Trust RMBS & Investment in MOA Target Asset Composition 9 1 Reflects Target Asset Balances as of quarter end, which includes Residential Loans, Residential Loans in Securitization Trust , RMBS, and Investment in majority -owned affiliate (“MOA”) Target Asset Composition 1 ($ millions) Angel Oak Mortgage REIT, Inc. • A $173MM increase in Residential Whole Loans in Securitization Trust, offset by a $48MM decrease in Residential Whole Loans and a $67MM decrease in RMBS & Investment in MOA, drove the net $58MM increase in target assets in Q1 2026 versus Q4 2025 • Residential Whole Loans decreased and Residential Loans in Securitization Trust increased quarter over quarter due to securitization activity, offset by new loan purchases • The quarter over quarter decrease in RMBS & Investment in MOA is driven by approximately $70MM less Whole Pool RMBS securities held short term at quarter end in Q1 2026 versus Q4 2025 Key Commentary 2,201 2,531 2,487 2,544 2,676 2,734

GAAP Book Value per Share 10Angel Oak Mortgage REIT, Inc. $10.70 ($0.96) $1.00 $10.74 ($0.32) ($0.11) $10.31 3/31/2025 BV 12/31/2025 BV BV Change 1 through Q4 2025 Dividends Paid through Q4 2025 1 Excluding quarterly dividend impact ▪ GAAP Book Value per share decreased by $0.39, or 3.6%, as of the end of Q1 2026 versus the end of Q1 2025; GAAP Book Value per share decreased by $0.43, or 4.0%, as of the end of Q1 2026 versus the end of Q4 2025 ▪ GAAP Book Value per Share increased by 8.3% in Q1 2026 versus Q1 2025 excluding our dividend; GAAP Book Value per Share decreased by 1.0% in Q1 2026 versus Q4 2025 excluding our dividend GAAP Book Value Change Drivers & Highlights Note: All Book Value statistics represented on a per share basis Q1 2026 Dividend Q1 2026 BV Change 1 Q1 2026 BV

Economic Book Value 11Angel Oak Mortgage REIT, Inc. $13.41 ($0.96) $0.25 $12.70 ($0.32) ($0.10) $12.28 1 Excluding quarterly dividend impact 2 See Appendix for definition and reconciliation to comparable GAAP metrics ▪ Economic Book Value per Share 2 decreased by $1.13, or 8.4%, as of the end of Q1 2026 versus the end of Q1 2025; Economic Book Value per Share 2 decreased by $0.42, or 3.3%, as of the end of Q1 2026 versus the end of Q4 2025 ▪ Economic Book Value per Share increased by 1.1% in Q1 2026 versus Q1 2025 excluding our dividend; Economic Book Value per Share decreased by 0.8% in Q1 2026 versus Q4 2025 excluding our dividend Economic Book Value Growth Drivers & Highlights Note: All Book Value statistics represented on a per share basis Economic Book Value reflects the impact of fair value changes for sold bonds associated with securitized obligations collateralized by loans in securitization trusts 3/31/2025 EBV 12/31/2025 EBV EBV Change 1 through Q4 2025 Dividends Paid thru Q4 2025 Q1 2026 Dividend Q1 2026 EBV Change 1 Q1 2026 EBV

Distributable Earnings 12 Note: Please see Appendix for the Company’s definition of Distributable Earnings. Angel Oak Mortgage REIT, Inc. • Q1 2026 Distributable Earnings exclude a total of $11.6MM of unrealized losses, primarily driven by valuation decreases to residential loans in securitization trusts and non -recourse securitization obligation, residential loans, and trading securities , offset by unrealized gains on derivatives • Realized l osses associated with interest rate hedges against certain assets are included in Distributable Earnings, but the unrealized gains associated with increases in the valuation of those assets are excluded Key Commentary March 31, 2026 March 31, 2025 Net income (loss) allocable to common stockholders (7,379)$ 20,531$ Adjustments: Net unrealized (gains) losses on trading securities 2,152 1,032 Net unrealized (gains) losses on derivatives (3,703) 1,042 Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation 9,164 (15,657) Net unrealized (gains) losses on residential loans 3,979 (3,041) Non-cash equity compensation expense 423 237 Distributable Earnings 4,636$ 4,144$ Three Months Ended (in thousands)

Key Portfolio Statistics 13

Key Portfolio Statistics: Residential Loans 14 Residential Loans by Borrower Type RESIDENTIAL LOAN PORTFOLIO: Residential Loans represent individual loans awaiting securitization Total Fair Value : $245.5MM Weighted Average Coupon: 7.62% Weighted Average CLTV at Origination: 66.6% Weighted Average FICO Score at Loan Origination: 757 % of Loans 90+ Days Delinquent (based on Unpaid Principal Balance): 1.1% Residential Loan Geographic Diversification Residential Loan Portfolio Non-Zero Credit Score Distribution Residential Loan Portfolio Coupon Rate Distribution Angel Oak Mortgage REIT, Inc. As of March 31, 2026 No state in “Other” represents more than a 3% concentration of the residential mortgage loans that we owned directly as of March 31, 2026; percentages may not total to 100 % d ue to rounding 0 50 100 150 200 250 # o f Lo an s Credit Score 0 50 100 150 200 250 # o f Lo an s Coupon Rate (%)

60% 63% 66% 69% 72% 75% FD ICF BS HELOC 700 720 740 760 780 Q 2 2 0 2 2 Q 3 2 0 2 2 Q 4 2 0 2 2 Q 1 2 0 2 3 Q 2 2 0 2 3 Q 3 2 0 2 3 Q 4 2 0 2 3 Q 1 2 0 2 4 Q 2 2 0 2 4 Q 3 2 0 2 4 Q 4 2 0 2 4 Q 1 2 0 2 5 Q 2 2 0 2 5 Q 3 2 0 2 5 Q 4 2 0 2 5 Q 1 2 0 2 6 FD ICF BS HELOC Key Portfolio Statistics: Residential Loans by Product Type Detail 15 Residential Loans by Product Angel Oak Mortgage REIT, Inc. Weighted Average Non -Zero Credit Score by Product Weighted Average CLTV by Product As of March 31, 2026 FD: Full Documentation, Just Missed Prime BS: Bank Statement Borrower ICF: Investor Loans Weighted Average Coupon by Product Investor Loans, 41% Just Missed Prime, 11% Loans Made to Bank Statement Borrowers, 27% HELOCs and Closed End Seconds, 21% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% FD ICF BS HELOC

CA, 29% FL, 20% TX, 7% NY, 6% Other, 38% Key Portfolio Statistics: Loans in Securitization Trust 16 As of March 31, 2026 No state in “Other” represents more than a 3% concentration in the underlying collateral; percentages may not total to 100% d ue to rounding 1 Constant Prepayment Rate (“CPR”) is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fracti on of the remaining principal is prepaid each month or year Loans in Securitization Trust Geographic Diversification Angel Oak Mortgage REIT, Inc. $000s 2021 2022 2023 2024 2025 2026 UPB of loans 355,557$ 491,092$ 225,185$ 446,037$ 489,857$ 269,681$ 2,277,410$ Number of loans 946 1,197 510 1,074 1,086 579 5,392 Weighted Average Loan Coupon 4.74% 4.61% 4.47% 7.43% 7.44% 7.11% 6.07% Average Loan Amount 376$ 410$ 442$ 415$ 451$ 466$ 424$ Weighted Average CLTV at loan origination and deal date 63.9% 65.0% 65.7% 67.4% 69.5% 70.1% 66.9% Weighted Average Credit Score at loan origination and deal date 747 744 736 743 757 755 748 Current 3 month CPR 1 9.1% 4.6% 8.0% 22.8% 18.6% 10.0% 12.8% 90+ Delinquency (as a % of UPB) 2.5% 2.3% 3.0% 2.4% 1.1% 0.0% 1.9% Total / Weighted Average Vintage

0% 2% 4% 6% 8% Dec 22 Mar 23 Jun 23 Sep 23 Dec 23 Mar 24 Jun 24 Sep 24 Dec 24 Mar 25 Jun 25 Sep 25 Dec 25 Mar 26 Key Portfolio Statistics: RMBS & Residential Loans in Sec. Trust 17 RMBS & RESIDENTIAL LOANS IN SECURITIZATION TRUST PORTFOLIO: Includes (1) legacy retained tranches of securitizations that AOMR was not a sole contributor to, (2) RMBS purchased in the secondary market (if any), and (3) Residential Loans in Securitization Trust. Total Fair Value: $2.335B Weighted Average Coupon1: 6.1% Weighted Average LTV1: 67.1% 90 Day Delinquency (as a % of UPB) 1: 2.76% As of March 31, 2026 No state in “Other” represents more than a 4% concentration of the underlying collateral 1 Based on UPB of entire RMBS and Residential Loans In Securitization Trust as of March 31, 2026; does not include Whole Pool R MBS. 2 As % of Original UPB. LTV Trend 1 Angel Oak Mortgage REIT, Inc. 90+ Day Delinquency Trend 1,2 Portfolio Geographic Diversification 1 67% 68% 69% 70% 71% Dec 22 Mar 23 Jun 23 Sep 23 Dec 23 Mar 24 Jun 24 Sep 24 Dec 24 Mar 25 Jun 25 Sep 25 Dec 25 Mar 26 CA, 32% FL, 19% TX, 7% NY, 4% GA, 3% Other, 35%

Appendix 18

Target approximately one securitization per quarter to lock in funding term and rates and provide capital for additional loan purchases Seek to consistently grow asset base of loans and securities to drive increasing returns Intend to d eclare quarterly dividends that balance shareholder income and long-term book value appreciation Effectively identify, assess, and act upon key opportunities and risks in appropriate markets AOMR is a business, not a trade – management will make key decisions in the best long -term interest of our shareholders The AOMR Model 19 Source and purchase high -quality, non-QM loans leveraging the infrastructure, scale, and expertise of the Angel Oak ecosystem Loan Acquisition Securitization Financing Growing Book Value Quarterly Dividend Holistic Portfolio Management Long-Term Focus AOMR seeks to generate strong risk -adjusted returns and long -term capital appreciation to deliver attractive total economic return to our shareholders Angel Oak Mortgage REIT, Inc.

AOMR Investment Strategy 20 ACQUIRE PREDOMINANTLY NON-QM LOANS SECURITIZE LOANS RETAIN PORTIONS OF SECURITIZATION REINVEST • Typically retain the bottom 5 -10% of market value of the securitization • Retention of subordinated and interest-only tranches can drive higher returns without additional financial leverage • Securitization enables us to: ‒ Secure a fixed cost of financing ‒ Replace largely mark -to-market financial leverage with term structural leverage • AOMR’s relationship with Angel Oak Companies enables AOMR to purchase high-quality loans tailored to its desired profile • Non-QM loans offer an attractive risk - adjusted return in a growing market segment • Utilize structural term leverage from securitizations, portfolio returns, and loan financing facilities to purchase high quality non-QM loans • Utilize the breadth and depth of Angel Oak to act upon key market opportunities and risks Our acquisition, securitization, and reinvestment processes enable us to consistently deliver on our business model Angel Oak Mortgage REIT, Inc.

Angel Oak Mortgage REIT, Inc. Illustrative Securitization Structure 21 Senior Bonds (AAA, AA, A rating) Interest Only Mezzanine Bonds (BBB, BB, B rating) ~85 - 90% of the deal Junior Equity (unrated) ~0 - 10% of the deal ~5 - 10% of the deal KEY CHARACTERISTICS • Senior and mezzanine bonds receive a fixed coupon • Junior bonds receive the net Weighted Average Coupon of collateral • Interest -only tranches receive remaining excess spread between the collateral pool and the coupon on the senior, mezzanine, and junior bonds ‒ This excess spread is sensitive to prepayments • Bonds can typically be called after two to three years • Angel Oak intends to retain bonds where it finds the best relative value, which may include Subordinated Bonds, Junior Equity (credit sensitive), and IO Bonds (prepayment sensitive) • Retaining these bonds creates a natural hedge in the portfolio as the B2 and B3 bonds tend to perform well in a faster prepayment environment, whereas the XS and AIOS interest only bonds tend to experience reduced cash flows

Income Statement (Unaudited) 22Angel Oak Mortgage REIT, Inc. (in thousands) March 31, 2026 March 31, 2025 INTEREST INCOME, NET Interest income $ 40,694 $ 32,867 Interest expense 28,584 22,780 NET INTEREST INCOME 12,110 10,087 REALIZED AND UNREALIZED GAINS(LOSSES), NET Net realized gain (loss) on mortgage loans, derivative contracts, RMBS, and CMBS (2,721) (3,182) Net unrealized gain (loss) on trading securities, mortgage loans, portion of debt at fair value option, and derivative contracts (11,592) 16,625 TOTAL REALIZED AND UNREALIZED GAINS (LOSSES), NET (14,313) 13,443 EXPENSES Operating expenses 1,657 1,201 Operating expenses incurred with affiliate 565 416 Stock compensation 423 237 Securitization costs 1,402 - Management fee incurred with affiliate 1,129 1,145 TOTAL OPERATING EXPENSES 5,176 2,999 INCOME (LOSS) BEFORE INCOME TAXES (7,379) 20,531 Income tax expense (benefit) - - NET INCOME (LOSS) ALLOCABLE TO COMMON STOCKHOLDERS $ (7,379) $ 20,531 Other comprehensive income (loss) 4,398 (695) TOTAL COMPREHENSIVE INCOME (LOSS) $ (2,981) $ 19,836 For the Three Months Ended: (in thousands, except for share and per share data)

Consolidated Balance Sheet (Unaudited) 23Angel Oak Mortgage REIT, Inc. March 31, 2026 December 31, 2025 ASSETS Residential mortgage loans - at fair value $ 245,534 $ 294,134 Residential mortgage loans in securitization trusts - at fair value 2,249,614 2,076,776 RMBS - at fair value 212,596 280,005 Cash and cash equivalents 41,963 41,619 Restricted cash 1,682 3,666 Principal and interest receivable 11,269 10,354 TBA securities and interest rate futures contracts - at fair value 3,911 240 Other assets 43,412 42,984 Total assets $ 2,809,981 $ 2,749,778 LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES Notes payable $ 192,230 $ 218,757 Non-recourse securitization obligations, collateralized by residential loans in securitization trusts 2,079,653 1,915,321 Securities sold under agreements to repurchase 57,000 54,041 Senior unsecured notes 89,251 89,023 TBA securities and interest rate futures contracts - at fair value - 32 Due to broker 129,359 198,191 Accrued expenses 2,291 2,021 Accrued expenses payable to affiliate 244 783 Interest payable 1,890 3,423 Management fee payable to affiliate 1,161 663 Total liabilities $ 2,553,079 $ 2,482,255 STOCKHOLDERS' EQUITY Common stock, $0.01 par value. As of March 31, 2026: 350,000,000 shares authorized, 24,914,647 shares issued and outstanding. As of December 31, 2025: 350,000,000 shares authorized, 24,914,647 shares issued and outstanding. $ 249 $ 249 Additional paid-in capital 475,000 474,577 Accumulated other comprehensive (loss) 3,084 (1,314) Retained earnings (deficit) (221,431) (205,989) Total stockholders' equity $ 256,902 $ 267,523 Total liabilities and stockholders' equity $ 2,809,981 $ 2,749,778 As of: (in thousands, except for share data)

Appendix: GAAP Reconciliation of Distributable Earnings (Unaudited) 24 Distributable Earnings is a non -GAAP measure and is defined as net income (loss) allocable to common stockholders as calculated in accordance with GAAP, excluding (1) unrealized gains and losses on our aggregate portfolio, (2) impairment losses, (3) extinguishment of debt, (4) non -cash equity compensation expense, (5) the incentive fee earned by our Manager, (6) realized gains or losses on swap terminations and (7) certain other nonrecurring gains or losses. We believe that the presentation of Distri butable Earnings provides investors with a useful measure to facilitate comparisons of financial performance among our REIT peers but has important limitations. We believe Distributable Earnings as described above helps evaluate our financial performance without the impact of certain transactions but is of limited usefulness as an analytical tool. Therefore, Distrib utable Earnings should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP. Our methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our Distributable Earnings may not be comparable to s imi lar measures presented by other REITs. Angel Oak Mortgage REIT, Inc. March 31, 2026 March 31, 2025 Net income (loss) allocable to common stockholders (7,379)$ 20,531$ Adjustments: Net unrealized (gains) losses on trading securities 2,152 1,032 Net unrealized (gains) losses on derivatives (3,703) 1,042 Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation 9,164 (15,657) Net unrealized (gains) losses on residential loans 3,979 (3,041) Non-cash equity compensation expense 423 237 Distributable Earnings 4,636$ 4,144$ Three Months Ended (in thousands)

Appendix: GAAP Reconciliation of Economic Book Value (Unaudited) 25 “Economic book value” is a non -GAAP financial measure of our financial position. To calculate our economic book value, the porti ons of our non-recourse financing obligation held at amortized cost are adjusted to fair value. These adjustments are also reflected in the table above in our end of period total stockhold ers’ equity. Management considers economic book value to provide investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value chang es for our legally held retained bonds, irrespective of the accounting model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitut e for book value per share of common stock or stockholders’ equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies. Angel Oak Mortgage REIT, Inc. March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 GAAP total stockholders’ equity 256,902 267,523 264,165 246,389 251,480 Adjustments: Fair value adjustment for securitized debt held at amortized cost 48,958 48,789 52,770 61,846 63,593 Stockholders’ equity including economic book value adjustments $ 305,860 $ 316,312 $ 316,935 $ 308,235 $ 315,073 Number of shares of common stock outstanding at period end 24,914,647 24,914,647 24,914,035 23,765,202 23,500,175 GAAP Book value per share of common stock $ 10.31 $ 10.74 $ 10.60 $ 10.37 $ 10.70 Economic book value per share of common stock $ 12.28 $ 12.70 $ 12.72 $ 12.97 $ 13.41 in thousands, except for share and per share data

Condensed Income Statement History (Unaudited) 26Angel Oak Mortgage REIT, Inc. (in thousands) FY23 1Q24 2Q24 3Q24 4Q24 FY24 1Q25 2Q25 3Q25 4Q25 FY25 1Q26 Interest Income 95,953 25,212 25,902 27,444 31,869 110,427 32,867 35,094 36,659 39,034 143,655 40,694 Interest Expense 67,052 16,633 16,439 18,424 22,007 73,502 22,780 25,154 26,479 28,142 102,555 28,584 NET INTEREST INCOME 28,901 8,579 9,463 9,020 9,862 36,925 10,087 9,940 10,180 10,892 41,100 12,110 Net realized gain (loss) on mortgage loans, deritivate contracts, RMBS, and CMBS (37,526) (1,422) (6,770) (6,335) 5,300 (9,228) (3,182) (2,499) (6,557) 1,374 (10,863) (2,721) Net unrealized gain (loss) on trading securities, mortgage loans, portion of debt at fair value option, and derivative contracts 63,489 10,684 2,658 35,172 (24,753) 23,761 16,625 (1,576) 11,280 4,429 30,758 (11,592) TOTAL REALIZED AND UNREALIZED GAINS (LOSSES), NET 25,963 9,262 (4,112) 28,837 (19,453) 14,533 13,443 (4,075) 4,723 5,803 19,895 (14,313) Operating expenses 9,889 2,563 2,148 2,013 1,906 8,631 1,617 1,787 1,627 1,874 6,905 2,223 Stock compensation 1,689 630 630 604 177 2,041 237 296 398 423 1,354 423 Securitization costs 2,484 174 1,410 - 2,215 3,799 - 1,866 - 1,703 3,569 1,402 Management fee incurred with affiliate 5,842 1,313 1,294 1,204 1,166 4,976 1,145 1,149 1,161 1,157 4,612 1,128 EXPENSES 19,904 4,680 5,482 3,821 5,465 19,447 2,999 5,098 3,186 5,157 16,440 5,176 INCOME (LOSS) BEFORE TAXES 34,960 13,161 (131) 34,036 (15,056) 32,011 20,531 767 11,717 11,539 44,555 (7,379) Income tax expense (benefit) 1,246 287 142 2,832 - 3,261 - - 307 224 531 - NET INCOME (LOSS) 33,714 12,874 (273) 31,204 (15,056) 28,750 20,531 767 11,410 11,315 44,024 (7,379) Preferred dividends - - - - - - - - - NET INCOME (LOSS) ALLOCABLE TO COMMON STOCKHOLDERS 33,714 12,874 (273) 31,204 (15,056) 28,750 20,531 767 11,410 11,315 44,024 (7,379) Other comprehensive income (loss) 16,152 1,703 125 2,706 (3,034) 1,500 (695) (491) 3,665 (318) 2,161 4,398 TOTAL COMPREHENSIVE INCOME (LOSS) 49,866 14,577 (148) 33,910 (18,090) 30,250 19,836 276 15,075 10,997 46,185 (2,981)

Balance Sheet History (Unaudited) 27Angel Oak Mortgage REIT, Inc. (in thousands) 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Assets: Residential Mortgage Loans - at fair value 368,446 158,940 428,909 183,064 439,460 200,665 425,775 294,134 245,534 Residential mortgage loans in securitization trusts - at fair value 1,201,210 1,447,901 1,452,907 1,696,995 1,672,189 1,902,721 1,862,330 2,076,776 2,249,614 RMBS - at fair value 445,136 266,752 283,105 300,243 398,272 361,884 235,024 280,005 212,596 U.S. Treasury Securities - at fair value 149,805 149,957 49,971 - 74,959 - - - - Cash and cash equivalents 39,421 43,956 42,052 40,762 38,696 40,500 51,598 41,619 41,963 Restricted cash 2,799 2,146 2,679 2,131 4,774 3,867 1,833 3,666 1,682 Principal and interest receivable 10,591 6,174 6,630 8,141 9,823 6,836 14,781 10,354 11,269 TBA securities and interest rate futures contracts - at fair value - 1,702 1,651 1,515 1,421 - 1,944 240 3,911 Other assets 34,547 36,246 35,962 36,918 36,941 38,015 44,825 42,984 43,412 Total Assets 2,251,955 2,113,774 2,303,866 2,269,769 2,676,535 2,554,488 2,638,109 2,749,778 2,809,981 Liabilities: Notes payable 284,002 101,200 333,042 129,459 360,470 118,619 342,608 218,757 192,230 Non-recourse securitization obligation, collateralized by residential loans in securitization trusts 1,146,641 1,372,272 1,353,758 1,593,612 1,556,075 1,767,929 1,726,657 1,915,321 2,079,653 Securities sold under agreements to repurchase 193,493 201,051 102,876 50,555 148,467 68,062 54,041 54,041 57,000 Senior unsecured notes 47,616 47,740 47,865 88,601 88,795 89,023 89,251 TBA securities and interest rate futures contracts - at fair value 889 - - - 947 4,355 1,309 32 - Due to broker 359,892 181,847 194,697 201,994 302,619 254,228 153,819 198,191 129,359 Accrued expenses 1,119 653 2,000 2,291 2,539 2,812 1,952 2,021 2,291 Accrued expenses payable to affiliate 257 397 657 766 248 393 588 783 244 Interest payable 800 460 1,312 934 1,865 2,258 2,173 3,423 1,890 Income taxes payable 1,528 78 2,785 2,785 2,785 163 163 - - Management fee payable to affiliate 10 10 25 666 1,175 679 1,840 663 1,161 Total Liabilities 1,988,631 1,857,968 2,038,768 2,030,802 2,425,055 2,308,099 2,373,945 2,482,255 2,553,079 Equity: Common stock 249 249 234 234 234 238 249 249 249 Additional paid in capital 477,698 478,328 461,249 461,057 461,294 463,580 474,154 474,577 475,000 Accumulated other comprehensive income (loss) (3,272) (3,147) (441) (3,475) (4,170) (4,661) (996) (1,314) 3,084 Retained (deficit) earnings (211,351) (219,624) (195,944) (218,849) (205,878) (212,768) (209,242) (205,989) (221,431) Total Stockholders Equity 263,324 255,806 265,098 238,967 251,480 246,389 264,165 267,523 256,902 Total Liabilities and Equity 2,251,955 2,113,774 2,303,866 2,269,769 2,676,535 2,554,488 2,638,110 2,749,778 2,809,981